Vanguard® Multi-Sector Income Bond Fund
Schedule of Investments (unaudited)
As of December 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (6.4%)
[1,2]	United States Treasury Note/Bond	0.250%	9/30/23	500	496
	United States Treasury Note/Bond	0.625%	10/15/24	105	104
	United States Treasury Note/Bond	1.125%	10/31/26	40	40
	United States Treasury Note/Bond	1.250%	8/15/31	389	380
	United States Treasury Note/Bond	1.375%	11/15/31	80	79
	United States Treasury Note/Bond	1.625%	5/15/31	80	81
	United States Treasury Note/Bond	1.750%	8/15/41	9	9
	United States Treasury Note/Bond	2.000%	8/15/51	81	83
	United States Treasury Note/Bond	3.000%	2/15/47	235	284
	United States Treasury Note/Bond	5.000%	5/15/37	30	44
Total U.S. Government and Agency Obligations (Cost $1,595)					1,600
Corporate Bonds (74.3%)
Australia (0.9%)
[3]	Westpac Banking Corp.	4.322%	11/23/31	200	216
Belgium (0.5%)
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	113	132
Brazil (0.9%)
	Petrobras Global Finance BV	5.999%	1/27/28	200	218
Canada (3.4%)
[4]	1011778 BC ULC	3.875%	1/15/28	80	81
[4]	Air Canada	3.875%	8/15/26	120	123
[4]	Antares Holdings LP	3.950%	7/15/26	250	257
	Canadian Natural Resources Ltd.	3.850%	6/1/27	50	54
	Canadian Pacific Railway Co.	1.750%	12/2/26	10	10
[4]	Hudbay Minerals Inc.	4.500%	4/1/26	80	80
[4]	MEG Energy Corp.	6.500%	1/15/25	80	81
[4]	Ritchie Bros Holdings Inc.	4.750%	12/15/31	75	78
	TransCanada PipeLines Ltd.	4.100%	4/15/30	75	84
					848
Ireland (1.3%)
	AerCap Ireland Capital DAC	1.150%	10/29/23	150	149
	AerCap Ireland Capital DAC	3.300%	1/30/32	150	153
[5,6,7,8]	Setanta Aircraft Leasing DAC Bank Loan, 2M USD LIBOR + 2.000%	—%	11/5/28	25	25
					327
Japan (2.9%)
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	200	217
[4]	Nissan Motor Co. Ltd.	3.043%	9/15/23	315	323

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Nomura Holdings Inc.	2.172%	7/14/28	200	196
					736
Peru (0.8%)
[4]	Minsur SA	4.500%	10/28/31	200	203
Poland (0.6%)
[4]	Canpack SA	3.875%	11/15/29	160	156
United Kingdom (5.3%)
	AstraZeneca Finance LLC	1.200%	5/28/26	60	59
	Barclays plc	4.375%	9/11/24	200	214
	BAT International Finance plc	1.668%	3/25/26	113	111
[3]	HSBC Holdings plc	1.645%	4/18/26	200	199
	HSBC Holdings plc	2.206%	8/17/29	200	196
	Lloyds Banking Group plc	4.450%	5/8/25	200	217
[3]	NatWest Group plc	3.754%	11/1/29	200	209
[4]	Rolls-Royce plc	3.625%	10/14/25	125	127
					1,332
United States (57.7%)
[4]	7-Eleven Inc.	1.300%	2/10/28	113	107
	AbbVie Inc.	3.200%	5/14/26	75	79
	AbbVie Inc.	4.250%	11/14/28	113	128
	Allegheny Technologies Inc.	4.875%	10/1/29	80	80
[4]	Allison Transmission Inc.	4.750%	10/1/27	80	83
[4]	American Airlines Inc.	11.750%	7/15/25	110	137
[4]	American Airlines Inc.	5.500%	4/20/26	150	156
[4]	Antero Resources Corp.	5.375%	3/1/30	80	86
[4]	Aramark Services Inc.	5.000%	2/1/28	80	83
[4]	Asbury Automotive Group Inc.	5.000%	2/15/32	150	155
	AT&T Inc.	2.750%	6/1/31	60	61
[4]	Axalta Coating Systems LLC	4.750%	6/15/27	160	167
	Bank of America Corp.	0.976%	4/22/25	88	87
	Bank of America Corp.	1.734%	7/22/27	88	87
[3]	Bank of America Corp.	4.271%	7/23/29	40	45
[3]	Bank of America Corp.	1.922%	10/24/31	35	34
[4]	Bausch Health Cos. Inc.	6.125%	4/15/25	120	122
[4]	Bausch Health Cos. Inc.	5.250%	2/15/31	40	35
[4]	Big River Steel LLC	6.625%	1/31/29	110	119
	Boeing Co.	2.750%	2/1/26	113	116
	Boeing Co.	5.150%	5/1/30	76	89
	Boston Properties LP	3.650%	2/1/26	60	64
	Boston Scientific Corp.	4.000%	3/1/28	75	84
	Boyd Gaming Corp.	4.750%	12/1/27	80	82
	BP Capital Markets America Inc.	4.234%	11/6/28	100	113
[4]	Cable One Inc.	4.000%	11/15/30	200	197
[4]	Calpine Corp.	4.500%	2/15/28	80	83
[4]	Calpine Corp.	5.125%	3/15/28	80	81
[4]	Carnival Corp.	4.000%	8/1/28	160	159
[4]	CCO Holdings LLC	5.000%	2/1/28	80	83
[4]	CCO Holdings LLC	4.750%	3/1/30	80	83
[4]	Cedar Fair LP	5.500%	5/1/25	150	156
	Centene Corp.	2.450%	7/15/28	120	119
	Charter Communications Operating LLC	4.908%	7/23/25	120	132
	Cheniere Energy Partners LP	4.000%	3/1/31	80	84
[4]	Churchill Downs Inc.	4.750%	1/15/28	150	156
[5,6,7,8]	Churchill Downs Inc. Bank Loan, 12M USD LIBOR + 2.000%	—%	12/27/24	50	50
[3]	Citigroup Inc.	3.352%	4/24/25	85	89
	Citigroup Inc.	4.400%	6/10/25	55	60

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Citigroup Inc.	4.125%	7/25/28	35	38
[3]	Citigroup Inc.	2.666%	1/29/31	45	46
[4]	Clarios Global LP	6.250%	5/15/26	80	84
[4]	Clarios Global LP	8.500%	5/15/27	110	117
[4]	Clean Harbors Inc.	4.875%	7/15/27	80	83
[4]	Cleveland-Cliffs Inc.	6.750%	3/15/26	50	53
[4]	Colgate Energy Partners III LLC	5.875%	7/1/29	85	88
[4]	CommScope Inc.	6.000%	3/1/26	80	83
[4]	CrownRock LP	5.625%	10/15/25	80	82
[4]	CSC Holdings LLC	4.625%	12/1/30	40	38
	CVS Health Corp.	2.625%	8/15/24	113	117
	CVS Health Corp.	4.300%	3/25/28	113	127
	DCP Midstream Operating LP	5.625%	7/15/27	140	159
	Dell International LLC	5.850%	7/15/25	115	130
[4]	Delta Air Lines Inc.	4.750%	10/20/28	185	202
	Devon Energy Corp.	5.850%	12/15/25	70	80
[4]	Directv Financing LLC	5.875%	8/15/27	100	102
[4]	DISH DBS Corp.	5.250%	12/1/26	45	46
	Dominion Energy Inc.	4.250%	6/1/28	55	62
[4]	DT Midstream Inc.	4.125%	6/15/29	160	164
[4]	Element Solutions Inc.	3.875%	9/1/28	80	81
[4]	Endeavor Energy Resources LP	6.625%	7/15/25	80	85
	Energy Transfer LP	4.050%	3/15/25	120	127
	Energy Transfer LP	4.950%	5/15/28	75	83
[4]	EnLink Midstream LLC	5.625%	1/15/28	110	115
	Exxon Mobil Corp.	3.482%	3/19/30	45	49
[4]	Fair Isaac Corp.	4.000%	6/15/28	110	113
	FirstEnergy Corp.	2.650%	3/1/30	160	158
	Ford Motor Credit Co. LLC	3.375%	11/13/25	120	125
	Ford Motor Credit Co. LLC	4.271%	1/9/27	110	119
	Freeport-McMoRan Inc.	4.250%	3/1/30	150	159
[4]	Frontier Communications Holdings LLC	6.000%	1/15/30	120	120
	General Dynamics Corp.	3.250%	4/1/25	98	104
	General Motors Financial Co. Inc.	3.950%	4/13/24	113	119
	Global Payments Inc.	1.500%	11/15/24	10	10
	Global Payments Inc.	2.150%	1/15/27	20	20
	Goldman Sachs Group Inc.	3.500%	4/1/25	60	63
	Goldman Sachs Group Inc.	2.383%	7/21/32	25	25
[4]	Graphic Packaging International LLC	3.750%	2/1/30	50	51
[4]	Gray Escrow II Inc.	5.375%	11/15/31	80	82
[4]	II-VI Inc.	5.000%	12/15/29	60	61
	JPMorgan Chase & Co.	3.125%	1/23/25	65	68
[3]	JPMorgan Chase & Co.	3.220%	3/1/25	95	99
	JPMorgan Chase & Co.	1.470%	9/22/27	65	64
	JPMorgan Chase & Co.	2.069%	6/1/29	40	40
	JPMorgan Chase & Co.	1.953%	2/4/32	50	48
	Kilroy Realty LP	4.750%	12/15/28	60	69
	Kraft Heinz Foods Co.	3.875%	5/15/27	70	76
	Kraft Heinz Foods Co.	3.750%	4/1/30	180	194
	Kraft Heinz Foods Co.	4.875%	10/1/49	40	50
[4]	Level 3 Financing Inc.	4.250%	7/1/28	120	120
[4]	Lithia Motors Inc.	4.625%	12/15/27	110	116
[4]	Lithia Motors Inc.	3.875%	6/1/29	80	82
[4]	Live Nation Entertainment Inc.	6.500%	5/15/27	110	120
[4]	Live Nation Entertainment Inc.	3.750%	1/15/28	80	80
	Merck & Co. Inc.	2.150%	12/10/31	40	40
[4]	Mileage Plus Holdings LLC	6.500%	6/20/27	355	379
	Mondelez International Inc.	2.750%	4/13/30	60	62

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3]	Morgan Stanley	1.512%	7/20/27	85	84
	MPLX LP	4.000%	3/15/28	75	82
[4]	MSCI Inc.	3.625%	11/1/31	60	62
[4]	NCL Corp. Ltd.	5.875%	3/15/26	80	80
	Newmont Corp.	2.800%	10/1/29	55	57
[4]	News Corp.	3.875%	5/15/29	120	121
[4]	Nexstar Media Inc.	5.625%	7/15/27	150	158
[4]	NextEra Energy Operating Partners LP	4.500%	9/15/27	100	108
	Occidental Petroleum Corp.	3.400%	4/15/26	200	205
	Occidental Petroleum Corp.	4.400%	8/15/49	60	61
[4]	Olympus Water US Holding Corp.	4.250%	10/1/28	80	79
[4]	Option Care Health Inc.	4.375%	10/31/29	80	80
[4]	Organon & Co.	4.125%	4/30/28	160	164
[4]	Performance Food Group Inc.	5.500%	10/15/27	80	84
[4]	Performance Food Group Inc.	4.250%	8/1/29	80	79
	PG&E Corp.	5.250%	7/1/30	120	126
	Philip Morris International Inc.	3.250%	11/10/24	60	64
	Philip Morris International Inc.	0.875%	5/1/26	60	58
[4]	Post Holdings Inc.	5.500%	12/15/29	80	84
	Realty Income Corp.	4.625%	11/1/25	60	67
	Realty Income Corp.	2.200%	6/15/28	70	71
	Sabra Health Care LP	5.125%	8/15/26	50	55
[4]	SBL Holdings Inc.	5.000%	2/18/31	50	53
	Sherwin-Williams Co.	2.950%	8/15/29	45	47
[5,6,7,8]	SkyMiles IP Ltd. Bank Loan, 4M USD LIBOR + 3.750%	—%	10/20/27	120	127
	Southwestern Energy Co.	4.750%	2/1/32	40	42
[5,6,7,8]	Southwestern Energy Co. Bank Loan, 4M USD LIBOR + 2.500%	—%	6/22/27	105	105
	Sprint Corp.	7.125%	6/15/24	70	79
[4]	SS&C Technologies Inc.	5.500%	9/30/27	75	79
[4]	Tap Rock Resources LLC	7.000%	10/1/26	40	42
[4]	Tenet Healthcare Corp.	6.250%	2/1/27	80	83
[4]	Tenet Healthcare Corp.	4.250%	6/1/29	80	81
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	60	62
[4]	Thor Industries Inc.	4.000%	10/15/29	120	119
	T-Mobile USA Inc.	3.750%	4/15/27	85	92
	T-Mobile USA Inc.	2.625%	2/15/29	130	128
	T-Mobile USA Inc.	3.375%	4/15/29	50	51
	T-Mobile USA Inc.	3.875%	4/15/30	60	66
	Toll Brothers Finance Corp.	4.875%	3/15/27	140	157
[4]	TransDigm Inc.	6.250%	3/15/26	80	83
	TransDigm Inc.	4.875%	5/1/29	120	120
[4]	United Airlines Inc.	4.375%	4/15/26	160	167
[4]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	120	125
	ViacomCBS Inc.	4.000%	1/15/26	85	92
	Viatris Inc.	2.300%	6/22/27	170	171
[4]	Vistra Operations Co. LLC	5.000%	7/31/27	80	83
	VMware Inc.	4.700%	5/15/30	81	94
[3]	Wells Fargo & Co.	4.100%	6/3/26	50	55
	Western Digital Corp.	4.750%	2/15/26	110	120
	Western Midstream Operating LP	5.300%	2/1/30	40	44
	Willis North America Inc.	4.500%	9/15/28	35	39
[4]	WMG Acquisition Corp.	3.750%	12/1/29	125	125
[5,6,7,8]	Wyndham Hotels & Resorts Inc. Bank Loan, 12M USD LIBOR + 1.750%	—%	5/30/25	120	118
	Xcel Energy Inc.	4.000%	6/15/28	50	55

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Zayo Group Holdings Inc.	4.000%	3/1/27	190	187
					14,528
Total Corporate Bonds (Cost $18,671)					18,696
Sovereign Bonds (11.5%)
Angola (0.8%)
[3]	Republic of Angola	8.250%	5/9/28	200	201
Brazil (0.7%)
[3]	Federative Republic of Brazil	4.750%	1/14/50	200	178
Chile (1.1%)
[3,4]	Empresa Nacional del Petroleo	3.450%	9/16/31	300	285
Colombia (1.4%)
[3]	Republic of Colombia	5.000%	6/15/45	400	361
El Salvador (0.2%)
[3]	Republic of El Salvador	8.625%	2/28/29	85	52
Mexico (0.6%)
	Petroleos Mexicanos	6.750%	9/21/47	159	141
Nigeria (0.7%)
[3]	Federal Republic of Nigeria	7.625%	11/28/47	200	179
Pakistan (0.8%)
[3]	Islamic Republic of Pakistan	8.875%	4/8/51	200	199
Peru (1.4%)
[3]	Petroleos del Peru SA	5.625%	6/19/47	350	349
Romania (1.4%)
[3,9]	Republic of Romania	2.500%	2/8/30	300	344
Ukraine (1.6%)
[3]	Ukraine Government Bond	8.994%	2/1/24	400	399
Uzbekistan (0.8%)
[3,4]	Uzbekneftegaz JSC	4.750%	11/16/28	200	193
Total Sovereign Bonds (Cost $2,970)					2,881

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (7.7%)
Money Market Fund (7.7%)
[10]	Vanguard Market Liquidity Fund (Cost $1,941)	0.090%	19,407	1,941
Total Investments (99.9%) (Cost $25,177)				25,118
Other Assets and Liabilities—Net (0.1%)				36
Net Assets (100%)				25,154
Cost is in $000.
1	Securities with a value of $37,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $25,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate value was $9,308,000, representing 37.0% of net assets.
5	Represents an unsettled loan as of December 31, 2021. The coupon rate is not known until the settlement date.
6	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2021, the aggregate value of these securities was $425,000, representing 1.7% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2021.
9	Face amount denominated in euro.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
2M—2-month.
4M—4-month.
LIBOR—London Interbank Offered Rate.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2022	2	436	—
5-Year U.S. Treasury Note	March 2022	1	121	—
Long U.S. Treasury Bond	March 2022	4	642	4
Ultra 10-Year U.S. Treasury Note	March 2022	2	293	—
				4

Short Futures Contracts
10-Year U.S. Treasury Note	March 2022	(1)	(130)	—
Euro-Bobl	March 2022	(1)	(152)	1
Euro-Bund	March 2022	(1)	(195)	3
				4
				8

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Barclays Bank plc	1/14/22	USD	362	EUR	321	—	(3)
Goldman Sachs Bank USA	1/14/22	USD	31	MXN	660	—	(1)
Barclays Bank plc	3/16/22	USD	130	RUB	9,860	—	—
						—	(4)
EUR—euro.
MXN—Mexican peso.
RUB—Russian ruble.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	70	1.000	1	1	—	—
Republic of Chile/A1	12/20/26	GSI	600	1.000	8	3	5	—
					9	4	5	—

Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Purchased
United Mexican States	12/20/26	GSI	750	(1.000)	(4)	(1)	—	(3)
					5	3	5	(3)
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
GSI—Goldman Sachs International.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)	Interest Rate Received[1] (%)	Interest Rate (Paid)[2] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/3/32	3/16/22[3]	8,000[4]	7.391	(0.000)	(5)	(10)
1 Interest payment received/paid every 28 days.
2 Based on 28-day Mexican Interbank Rate (TIIE) as of the most recent payment date. Interest payment received/paid every 28 days.
3 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
4 Notional amount denominated in Mexican pesos.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
D. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
E. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
F.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund's investments and derivatives as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,600	—	1,600
Corporate Bonds	—	18,696	—	18,696
Sovereign Bonds	—	2,881	—	2,881
Temporary Cash Investments	1,941	—	—	1,941
Total	1,941	23,177	—	25,118

Derivative Financial Instruments
Assets
Futures Contracts[1]	8	—	—	8
Forward Currency Contracts	—	—	—	—
Swap Contracts	—	5	—	5
Total	8	5	—	13
Liabilities
Futures Contracts[1]	—	—	—	—
Forward Currency Contracts	—	4	—	4
Swap Contracts	10[1]	3	—	13
Total	10	7	—	17
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.